AlphaMark Actively Managed Small Cap ETF
Schedule of Investments
December 31, 2022 (Unaudited)
Shares		Security Description	Value
		EXCHANGE TRADED FUNDS - 98.9% (a)
		Developed Market Equity - 10.7%
45,371		iShares MSCI EAFE Small-Cap ETF	$2,562,554
		Emerging Market Equity - 13.0%
64,072		iShares MSCI Emerging Markets Small-Cap ETF	3,093,396
		U.S. Domestic Equity - 75.2%
4,105		iShares Russell 2000 ETF	715,748
28,142		iShares Russell 2000 Growth ETF (b)	6,037,022
80,603		iShares Russell 2000 Value ETF (b)	11,177,218
			17,929,988
		TOTAL EXCHANGE TRADED FUNDS (Cost $21,308,013)	23,585,938

		SHORT-TERM INVESTMENTS - 1.1%
258,826		First American Government Obligations Fund - Class X, 4.09% (c)	258,826
		TOTAL SHORT-TERM INVESTMENTS (Cost $258,826)	258,826
		TOTAL INVESTMENTS - 100.0% (Cost $21,566,839)	23,844,764
		Liabilities in Excess of Other Assets - (0.0)% (d)	(3,758)
		NET ASSETS - 100.0%	$23,841,006

	Percentages are stated as a percent of net assets.
	The Fund’s security classifications are defined by the Fund Adviser.
	(a)	The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of investments in which the investment companies invest.
	(b)
Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

	(c)	Rate shown is the annualized seven-day yield as of December 31, 2022.
	(d)	Represents less than 0.05% of net assets.

Summary of Fair Value Disclosure at December 31, 2022 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  Accounting principles generally accepted in the United States of America (“U.S. GAAP”) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.

To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2022:

Assets^	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$23,585,938	$-	$-	$23,585,938
Short-Term Investments	258,826	-	-	258,826
Total Investments in Securities	$23,844,764	$-	$-	$23,844,764
^See Schedule of Investments for further disaggregation of investment categories.
For the period ended December 31, 2022, the Fund did not recognize any transfers to or from Level 3.